Exhibit 3.1.21

DEAN HELLER

Nevada Secretary of State

101 North Carson Street, Suite 3

Carson City, Nevada 89701-4786

Filed 02/08/2001

 FILE# C3278-01

ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)

1.	Name of Corporation	NCOP II, Inc.

2.	Resident Agent Name and Street Address:	CSC Services of Nevada, Inc. 502 East John Street Carson City, NEVADA 89706

3.	Shares:	Number of shares		Number of shares
		with par value	Par Value	with out par value

		1,000	$1.00

4.	Names, Addresses, Number of the Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 3 members whose names and addresses are as follows:

1. See Attached Exhibit A

5.	Purpose	The purpose of this corporation shall be:

To purchase and/or service receivables

6.	Other Matters:	Number of addition pages: 1

7.	Names, Addresses and	Brian H. Callahan	Signature:	/s/ Brian H. Callahan
	Signatures of Incorporators:	515 Pennsylvania Avenue
Ft. Washington, PA 19034

8.	Certificate of Acceptance of Appointment of Resident Agent:	I, CSC Services of Nevada, Inc. hereby accept appointment as Resident Agent for the above named corporation

		/s/ Cindy Woodgate		2-08-01
		Signature of Resident Agent		Date
on behalf of CSC Services of Nevada, Inc.

EXHIBIT A

DIRECTORS OF NCOP II, INC.

Name	Address

Michael J. Barrist	515 Pennsylvania Avenue Ft. Washington, Pennsylvania 19034

Joshua Gindin	515 Pennsylvania Avenue Ft. Washington, Pennsylvania 19034

Michael B. Meringolo	515 Pennsylvania Avenue Ft. Washington, Pennsylvania 19034

DEAN HELLER

Nevada Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

Filed 02/18/2004

 FILE# C29778-99

CERTIFICATE OF CHANGE OF
ADDRESS OF RESIDENT AGENT AND
REGISTERED OFFICE

The former address of Nevada Incorporators & Registration Service, LLC, the resident agent of the business entities listed below was:

OLD ADDRESS:	3993 Howard Hughes Parkway, Suite 460
Las Vegas, Clark County, Nevada 89109

The address of the above-named resident agent is now changed to:

NEW ADDRESS:	3763 Howard Hughes Parkway, Suite 170
Las Vegas, Clark County, Nevada 89109

Signature of resident agent:	/s/ Candace R. Corra
Authorized Signature of R.A. or On Behalf of R.A. Company

Type of business entities represented:

☒           corporation           ☐            limited partnership               ☐            limited-liability company

☐    business trust       ☐        limited-liability limited partnership        ☐    limited-liability partnership

Name of business entities represented by resident agent:

BB&T Service Corporation	Capellon, Inc.
Dalton Whitfield Holdings, Inc.	Dalton Whitfield Intangible Properties, Inc.
Dalton Whitfield Investments, Inc.	Dazies Playhouse
Definitive Business Solutions	First Security Holdings, Inc.
First Security Intangible Properties, Inc.	First Security Investments, Inc.
First State Intangible Properties, Inc.	First State Investments, Inc.
Frontier Holdings, Inc.	Frontier Intangible Properties, Inc.
Frontier Investments, Inc.	FSH Holdings, Inc.
Greenwood Outfitters-Nevada, Inc.	Grey Hawk, Inc.
Hibbett Capital Management, Inc.	Karl Klement Enterprises-Nevada, Inc.

Additional Page to Certificate of Change of Address

Of Resident Agent and Registered Office

KK Partners/FM-Nevada, Inc.	Klement Nevada Partner s/Chrylser, Inc.
Lydian REIT Holdings, Inc.	NCOP Capital, Inc.
NCOP I, Inc.	NCOP II, Inc.
NCOP III, Inc.	NCOP IV, Inc.
NCOP Lakes, Inc.	NCOP Nevada Holdings, Inc.
NCOP Strategic Partnership, Inc.	NCOP V, Inc.
NCOP/Martin, Inc.	NIRS, Inc.
Oasis Telecommunications, Data and Records, Inc.	Ravisent IP, Inc.
Stewart & Associates, A Professional Law Association	Super J-Nevada, Inc.
TSPC, Inc.	Vegan Properties, Inc.
Weather Management, Inc.	Axeda IP, Inc.
Cedar Columbia Nevada, Inc.	Lion Holdings, Inc.
Pacific Circle, Inc.	Nfinite Solutions, Inc.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
00002210669-46

Filing Date and Time
Articles of Conversion		02/27/2009 9:46 AM
Ross Miller
(PURSUANT TO NRS 92A.205)	Secretary of State	Entity Number
	State of Nevada	C3278-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1.              Name and jurisdiction of organization of constituent entity and resulting entity:

NCOP II, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type*

and,

NCOP II, LLC
Name of resulting entity

Nevada	Limited Liability Company
Jurisdiction	Entity type*

2.              A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.              Location of plan of conversion: (check one)

☐           The entire plan of conversion is attached to these articles.

☒         The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐           The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 5
Revised: 7-1-08

1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.              Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	N/A

c/o:

5.              Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*:      2/27/09

6.              Signatures - must be signed by:

1.           If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2.           If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

NCOP II, Inc.
Name of constituent entity

X /s/ Candace R. Corra	Assistant Secretary	2/26/09
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.
This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 6
Revised: 7-1-08

2

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
00002210670-78

Articles of Organization Limited-Liability Company (PURSUANT TO CHAPTER 86)		Filing Date and Time
02/27/2009 9:46 AM

	Ross Miller	Entity Number
	Secretary of State	C3278-2001
State of Nevada

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited- Liability Company: (must contain approved limited-liability company wording; see instructions)	NCOP II, LLC	Check box if a Series Limited- Liability Company ☐

2. Registered Agent for Service of Process: (check only one box)	☒	Commercial Registered Agent:	Nevada Incorporators & Registration Service, LLC
Name

☐	Noncommercial Registered Agent	OR	☐	Office or Position with Entity
(name and address below)	(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Nevada
Street Address	City	Zip Code

Nevada
Mailing Address (if different from street address)	City	Zip Code

3. Dissolution	Latest date upon which the company is to dissolve (if existence is not perpetual):
Date: (optional)

4. Management: (required)	Company shall be managed by:	☒	Manager(s)	OR	☐	Member(s)
(check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)
1)	NCOP Nevada Holdings, Inc.
Name

3763 Howard Hughes Parkway, Suite 170A	Las Vegas	NV	89169
Street Address	City	State	Zip Code

2)
Name

Street Address	City	State	Zip Code

3)
Name

Street Address	City	State	Zip Code

6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)	Candace R. Corra	X/s/ Candace R. Corra
Name	Organizer Signature

3763 Howard Hughes Parkway, Suite 170	Las Vegas	NV	89169
Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent	I hereby accept appointment as Registered Agent for the above named Entity.

X/s/ Candace R. Corra	2/26/09
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity	Date